UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 6, 2024
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Accolade, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39348	01-0969591
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1201 Third Avenue, Suite 1700
Seattle, WA 98101
(Address of Principal Executive Offices and Zip Code)
(206) 926-8100
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ACCD	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

On August 6, 2024, Accolade, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). As of June 17, 2024, the record date for the Annual Meeting, 80,008,376 shares of common stock were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 70,910,205 shares of common stock were present in person or represented by proxy for the three proposals summarized below. The proposals are described in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on June 21, 2024 (the “Proxy Statement”).

Proposal 1: Election of Directors

The Company’s stockholders elected the three persons listed below as Class I directors, each to serve until the Company’s 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualified. The final voting results are as follows:

	For	Withheld	Broker Non-Votes
Mr. Jeffrey Jordan	56,841,087	2,058,809	12,010,309
Ms. Cindy Kent	39,208,798	19,691,098	12,010,309
Mr. Michael Hilton	55,409,957	3,489,939	12,010,309

Proposal 2: Advisory Vote on Executive Compensation

The Company’s stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement. The final voting results are as follows:

For	Against	Abstain	Broker Non-Votes
58,197,240	605,301	97,355	12,010,309

Proposal 3: Ratification of the Selection of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection by the Audit Committee of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2025. The final voting results are as follows:

For	Against	Abstain
70,669,020	213,990	27,195

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Accolade, Inc.

Dated: August 7, 2024
	By:	/s/ Stephen Barnes
Stephen Barnes
Chief Financial Officer